SUPPLEMENT TO THE CMG ENHANCED S&P 500(R) INDEX FUND'S, CMG LARGE CAP VALUE
   FUND'S, CMG LARGE CAP GROWTH FUND'S, CMG MID CAP VALUE FUND'S, CMG MID CAP
    GROWTH FUND'S, CMG SMALL/MID CAP FUND'S, CMG SMALL CAP VALUE FUND'S, CMG
            SMALL CAP GROWTH FUND'S, CMG INTERNATIONAL STOCK FUND'S,
               AND CMG EMERGING MARKETS EQUITY FUND'S PROSPECTUS,
                             DATED AUGUST 21, 2003


         PORTFOLIO MANAGER FOR THE FUND. The table on page 36 of the section of the Prospectus entitled "Large Cap Growth Fund/Portfolio Manager for the Fund" and "Large Cap Value Fund/Portfolio Manager for the Fund" is amended by adding the paragraphs below.

CMG Large Cap Growth Fund
-------------------------

"Alexander S. Macmillan, CFA, and Paul J. Berlinguet are the Fund's Co-Portfolio Managers. Mr. Macmillan, who has managed the Fund since its inception, has been a Senior Vice President of the Advisor since January 2001 and is Head of the Advisor's Large Cap Growth team. Prior to joining the Advisor in 1989 as a Vice President, Mr. Macmillan was a Vice President and Portfolio Manager/Analyst for Gardner & Preston Moss. Mr. Macmillan earned his B.A. degree and graduated cum laude from Harvard College in 1974 and earned his M.B.A. from the Amos Tuck School at Dartmouth College in 1980. Mr. Berlinguet, who has co-managed the Fund since October 2003, is the co-head of the Advisor's Large Cap Growth team. Prior to joining the Advisor in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a Portfolio Manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology team and a large cap growth Portfolio Manager at Baring Asset Management. Mr. Berlinguet earned an M.S.M. degree in Management from Lesley University and a B.S.B.A. degree in Marketing from Suffolk University."


CMG Large Cap Value Fund
-------------------------

"Mr. Scott L. Davis, Mr. Greg M. Miller and Mr. Richard E. Dahlberg are the Fund's Co-Portfolio Managers. Mr. Davis, who has co-managed the Fund since May 2003, is a Senior Vice President and an institutional equity Portfolio Manager for the Advisor. Mr. Davis has been working in the industry since 1980, first as a registered representative at both Tucker Anthony and Merrill Lynch and later joining Fleet Investment Advisors and its predecessor organizations in 1985 as a portfolio manager. Since 1991, Mr. Davis has managed institutional relationships and mutual funds in a value equity style. Mr. Davis completed his B.A. degree at American International College and his M.A. degree at the University of Connecticut. Mr. Miller, who has co-managed the Fund since May 2003, is a Senior Vice President and an equity Portfolio Manager for the Advisor. Mr. Miller has been with Fleet Investment Advisors and its predecessor organizations since 1985 and worked previously for Brundage, Story and Rose and as a Portfolio Manager/Analyst at Connecticut National Bank. Mr. Miller has a B.A. degree from George Washington University, an M.B.A. degree from the University of Chicago and a J.D. degree from the University of Connecticut. Mr. Dahlberg, who has co-managed the Fund since October 2003, is a Senior Portfolio Manager and head of the Large Cap Value team for Columbia Management Group. Prior to joining the Advisor in September 2003, Mr. Dahlberg transitioned the U.S. active value group at Grantham, Mayo & Van Otterloo following the departure of the lead portfolio manager. He was also involved in similar transitional situations at Pioneer Investment Management and Salomon Brothers Investment Management. Prior to that, Mr. Dahlberg spent nearly 30 years at Massachusetts Financial Services, beginning as an analyst and rising to Portfolio Manager for several mutual funds. Mr. Dahlberg earned a B.S. degree with honors from Northeastern University and an M.B.A. degree from the Wharton School at the University of Pennsylvania. "


                                NOVEMBER 3, 2003